UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2007

                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            OREGON                    0-12853              93-0370304
(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)       Identification No.)


13900 NW Science Park Drive, Portland, Oregon                97229
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (503) 641-4141

                                    No Change

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On July 3, 2007, the Board of Directors of Electro Scientific Industries, Inc. (the "Company") approved a change in the Company's reporting periods that results in a fiscal year end on the Saturday nearest March 31. Accordingly, the Company's fiscal year 2008 will end on March 29, 2008. The Company will file Quarterly Reports on Form 10-Q for the periods ending September 29, 2007 and December 29, 2007. Audited financial statements for the ten-month period ending March 29, 2008 will be filed on an Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits.

      (d)  Exhibits
      -------------
      99.1   Press release dated July 3, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 3, 2007

                              Electro Scientific Industries, Inc.


                              By /s/ John Metcalf
                                 --------------------------------
                                 John Metcalf
                                 Senior Vice President of Administration,
                                 Chief Financial Officer and Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1        Press release dated July 3, 2007.